                                                                   Exhibit 10.11


                             TMCI ELECTRONICS, INC.
                       TOUCHE MANUFACTURING COMPANY, INC.
                            TOUCHE ELECTRONICS, INC.
                           ENTERPRISE INDUSTRIES, INC.
                            TRINITY ELECTRONICS, INC.
                       ENTERPRISE ACQUISITION CORPORATION
                                1875 DOBBIN DRIVE
                               SAN JOSE, CA 95133

                                 March 26, 1998

Fleet Capital Corporation
200 Glastonbury Boulevard
Glastonbury, CT 06033

        Re: First Amendment To Loan And Security Agreement

Gentlemen:

               Reference is made to the Loan and Security Agreement dated as of March 2, 1998 (as amended, the "Loan Agreement"), among Fleet Capital Corporation, as Lender, and TMCI Electronics, Inc. ("TMCI"), Touche Manufacturing Company, Inc., Touche Electronics, Inc., Enterprise Industries, Inc., and Trinity Electronics, Inc. (collectively, the "Existing Borrowers"), as Borrowers. All capitalized terms used herein that are not otherwise specifically defined herein shall have the meanings given such terms in the Loan Agreement.

               A subsidiary of TMCI, Enterprise Acquisition Corporation ("New Try-Die") anticipates a merger with Try-Die, Inc. ("Old Try-Die, Inc.") in which New Try-Die will be the surviving corporation, and New Try-Die anticipates changing its name to Try-Die, Inc. (such merger and name-change, the "Try-Die Acquisition"). The Existing Borrowers and New Try-Die have requested that the Lender agree to make New Try-Die a Borrower under the Loan Agreement and extend financing and other credit accommodations to New Try-Die.

               The Borrowers have also requested that the Lender (i) permit the Borrowers to elect that Revolving Credit Loans and Term Loans bear interest based upon the LIBOR Rate, at the rates and on the terms described below; and
(ii) increase the maximum amount of Equipment Loans for the first year of term of the Loan Agreement, at the rates and on the terms described below. The Lender has agreed to such modifications to the Loan Agreement, subject to the following terms and conditions:

        1. Consent. Pursuant to Section 8.2.1. of the Loan Agreement, the Lender consents to the transactions constituting the Try-Die Acquisition, provided that the Try-Die Acquisition is consummated according to the terms of that certain Merger Agreement and Plan of Reorganization of Enterprise Acquisition Corporation, A Wholly-Owned Subsidiary of TMCI

Fleet Capital Corporation
March 26, 1998
Page 44

Electronics, Inc. and Try-Die Incorporated (the "Merger Agreement"), in the form and substance of the draft Merger Agreement delivered to Lender's counsel by TMCI's counsel on March 23, 1998. Lender acknowledges the existence of the UCC financing statement filed by General Electric Capital Corporation with respect to AlliedSignal, Inc.

        2. New Try-Die Designated as a Borrower. New Try-Die is, and hereby shall be, a Borrower under the Loan Agreement, jointly and severally with the other Borrowers with respect to all now existing and hereafter arising Obligations and all references to Borrowers in the Loan Agreement shall mean all Borrowers, including New Try-Die, jointly and severally. Subject to the terms of the Loan Agreement, New Try-Die hereby agrees to be, and hereby is, jointly, severally, unconditionally, and absolutely obligated and liable with the other Borrowers to pay and perform all the Obligations under the Loan Agreement and other Loan Documents.

        3. Amendments.

               a. LIBOR Rate Loans. Section 2.1.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

               "2.1.5 LIBOR Rate Loans. Borrowers may elect, in accordance with the terms of this Agreement, (a) with respect to Revolving Credit Loans, or portions thereof, as provided herein, for such Loans to bear interest based upon the LIBOR Rate, at a rate per annum equal to two and three-quarters percent (2.75%) plus the LIBOR Rate for the applicable LIBOR Interest Period, (b) with respect to Term Loan-A and the Equipment Loans or portions thereof, as provided herein, for such Loans to bear interest based upon the LIBOR Rate, at a rate per annum equal to three percent (3.00%) plus the LIBOR Rate for the applicable LIBOR Interest Period, and
               (c) with respect to Term Loan-B or portions thereof, as provided herein, for such Loans to bear interest based upon the LIBOR Rate, at a rate per annum equal to four percent (4.00%) plus the LIBOR Rate for the applicable LIBOR Interest Period. Following the satisfaction of the conditions to the First Adjustment Date, the foregoing margins above the LIBOR Rate will be reduced by one-quarter percent (.25%) and, following the satisfaction of the conditions to the Second Adjustment Date, the foregoing margins above the LIBOR Rate will be reduced by an additional one-quarter percent (.25%)."

               b. Equipment Loans. The third and final sentence of Section 1.2.3 of the Loan Agreement is hereby stricken in its entirety and replaced with the following

               "The principal amount of Equipment Loans made hereunder shall not exceed, in the aggregate, (a) during the period from March 2, 1998 to March 1, 1999, $2,000,000.00; and (b) from and after
               March 2, 1999, $1,500,000.00 during

Fleet Capital Corporation
March 26, 1998
Page 45

               any twelve consecutive months during the Original Term, and shall not exceed in the aggregate $4,000,000.00 during the Original Term."

        4. Reserve. Pursuant to Section 1.1.1. of the Loan Agreement, Borrowers acknowledge and agree that Lender has established a reserve in the amount necessary, in the determination of the Lender, to repay in full the SBA Payoff Amount (as defined below). This reserve will be maintained by Lender and paid directly to the Existing Creditor (as defined below) in accordance with the Payoff Letter (as defined below).

        5. Ineligible Collateral. Borrowers agree that, until such time as the conditions precedent set forth in paragraph 7 below have been satisfied: (i) the assets of New Try-Die shall be excluded from the definitions of Eligible Accounts, Eligible Equipment, and Eligible Inventory; and (ii) Borrowers shall not request that Lender make and Lender shall not, except in its sole discretion, make Revolving Credit Loans or Term Loans or Equipment Loans to New Try-Die. Borrowers agree that, until such time as the UCC financing statement filed by General Electric Capital Corporation with respect to AlliedSignal, Inc. is removed, all accounts covered by such financing statement shall not be Eligible Accounts.

        6. Conditions Precedent. The Borrowers acknowledge and agree that the foregoing consent and amendments will not become effective, unless and until all of the following documents have been fully executed and delivered in form and substance satisfactory to Lender in all respects and in Lender's sole discretion:

               a. this Letter Agreement;

               b. the Endorsement(s) in the forms attached as Exhibit A hereto;

               c. UCC-11 or other such results from search firms acceptable to Lender for all locations where assets of Old Try-Die or New Try-Die may be located;

               d. amendments to the schedules and exhibits to the Loan Documents to reflect the transactions contemplated hereby;

               e. executed and delivered copies of all merger, employment, consulting and other agreements entered into by any Borrower or any Subsidiary of a Borrower in connection with the Try-Die Acquisition;

               f. a payoff letter (the "Payoff Letter") from El Dorado Bank/Liberty National Bank (the "Existing Creditor") confirming that it holds the security interests evidenced by the UCC-1 financing statement numbered 9520060339 filed in favor of Liberty National Bank, SBA Loan Group, on or about July 13, 1995, and specifying the existing indebtedness of Old Try-Die owing to the Existing Creditor and that, upon receipt of payment of such amount (such amount,

Fleet Capital Corporation
March 26, 1998
Page 46

including all interest or late charges accruing on or before the date of such payment, the "SBA Payoff Amount") on or before the date set forth therein, the Existing Creditor will release any and all liens it holds in the assets of Old Try-Die;

               g. certificates of officers and exhibits thereto in the form required to be delivered to Lender by the Borrowers in connection with the Loan Agreement;

               h. such litigation, tax lien, and other searches as Lender may request; and

               i. all such other documents and instruments, including without limitation, corporate legal existence and good standing certificates, certified resolutions of the directors of the Borrowers, as the Lender may request.

        7. Conditions Subsequent. The Borrowers acknowledge and agree that each of the following documents will be fully executed and delivered to the Lender, in form and substance satisfactory to Lender in all respects and in Lender's sole discretion, on or before April 10, 1998:

               a. landlord consent and waiver agreements with respect to all locations of New-Try Die, in the form previously executed on behalf of Lender by the landlords of the Existing Borrowers;

               b. UCC-1 financing statements of New Try-Die, for all locations in which UCC-1 financing statements are presently filed on behalf of Lender by the Existing Borrowers and for all locations of New Try-Die and Old Try-Die, copies of filing receipts or acknowledgments issued to evidence all filings or recordations necessary to perfect the Liens of Lender in the Collateral, including, without limitation, with respect to Collateral furnished by New Try-Die, and UCC-3 amendments reflecting the change in name anticipated by New Try-Die, in a form acceptable to Lender to ensure that such Liens constitute first priority valid and perfected Liens; and

               c. certificates of casualty insurance policies evidencing coverage of the assets owned by New Try-Die together with loss payable endorsements on Lender's standard form of loss payee endorsement naming Lender as loss payee.

        8. Confirmation of Representations and Warranties. The Borrowers represent and warrant that (a) the representations and warranties made in the Loan Documents are true, correct and complete on the date hereof; (b) they are in compliance with all the covenants and agreements contained in the Loan Documents; and (c) no Default or Event of Default exists or has occurred and is continuing under the Loan Documents. The Borrowers acknowledge and agree that they are unconditionally liable for the full, prompt and complete performance and payment of all Obligations arising under the Loan Documents or otherwise, without defenses, counterclaims or setoffs of any kind or nature. The Lender, by entering into this Amendment, does not waive any rights and remedies it may have under the Loan Documents or otherwise, including, without

Fleet Capital Corporation
March 26, 1998
Page 47

limitation, arising or resulting from any Default or Event of Default, and all of such rights and remedies are hereby expressly reserved.

        9. Authority. Each Borrower represents and warrants that it is a corporation duly organized and in good standing under the laws of its state or other jurisdiction of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of Borrower or the rights of Lender hereunder or under any of the other Financing Documents. Each Borrower represents and warrants that the execution, delivery and performance of this Amendment is within the corporate powers of each Borrower, has been duly authorized and are not in contravention of law or the terms of the certificates of incorporation, by-laws, or other organizational documentation of such Borrower, or any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property are bound. Each Borrower represents and warrants that this Amendment constitutes the legal, valid and binding obligation of each Borrower enforceable in accordance with its terms.

        10. Miscellaneous. This Amendment shall be deemed to be a Loan Document under the Loan Agreement. The Borrowers agree to pay all reasonable attorneys' fees incurred by Lender in connection with the negotiation and preparation of this Amendment and the instruments and documents prepared in connection herewith. This Amendment supersedes all prior correspondence and discussions relating to the subject matter hereof. This Amendment shall be governed and construed under the laws of the State of Connecticut and is subject to all the rights and waivers, including the waiver of jury trial, set forth in the Loan Agreement. Except as explicitly set forth herein, the Borrowers confirm that the Loan Agreement and other Loan Documents have not been amended or modified and, as amended hereby, continue in full force and effect.

        11. PREJUDGMENT REMEDY WAIVER; COMMERCIAL TRANSACTION.

        EACH BORROWER HEREBY WAIVES RIGHTS AS IT MAY HAVE TO NOTICE AND/OR HEARING UNDER ANY APPLICABLE FEDERAL OR STATE LAWS INCLUDING, WITHOUT LIMITATION, CONNECTICUT GENERAL STATUTES SECTION 52-278A, ET SEQ. AS AMENDED, PERTAINING TO THE EXERCISE BY LENDER OF SUCH RIGHTS AS THE LENDER MAY HAVE, INCLUDING, BUT NOT LIMITED TO, THE RIGHT TO SEEK PREJUDGEMENT REMEDIES AND/OR DEPRIVE BORROWERS OF OR AFFECT THE USE OF OR POSSESSION OR ENJOYMENT OF ANY BORROWER'S PROPERTY PRIOR TO THE RENDITION OF A FINAL JUDGMENT AGAINST ANY BORROWER. EACH BORROWER FURTHER WAIVES ANY RIGHT IT MAY HAVE TO REQUIRE LENDER TO PROVIDE A BOND OR OTHER SECURITY AS A PRECONDITION TO OR IN CONNECTION WITH ANY

Fleet Capital Corporation
March 26, 1998
Page 48

PREJUDGMENT REMEDY SOUGHT BY AGENT AND LENDER, AND WAIVE ANY OBJECTION TO THE ISSUANCE OF SUCH PREJUDGMENT REMEDY BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS TO ANY ACTION BROUGHT BY ANY LENDER. EACH BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOANS EVIDENCED BY THIS AGREEMENT SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT SUCH LOANS CONSTITUTE A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT.

        Executed as an instrument under seal as of the date first written above.

WITNESS:                            TMCI ELECTRONICS, INC.
                                    TOUCHE MANUFACTURING
                                    COMPANY, INC.
                                    TOUCHE ELECTRONICS, INC.
                                    ENTERPRISE INDUSTRIES, INC.
                                    TRINITY ELECTRONICS, INC.
                                    ENTERPRISE ACQUISITION
                                    CORPORATION

______________________________      By:_______________________________________
                                      Name:_____________________________
                                      Title:____________________________

Accepted and Agreed:

FLEET CAPITAL CORPORATION


By:______________________
    Name:________________
    Title:_______________

                                    EXHIBIT A

                        See attached three endorsements.

             ENDORSEMENT TO $4,700,000.00 SECURED PROMISSORY NOTE-A

        FOR VALUE RECEIVED, the undersigned hereby endorses and joins as a Borrower, jointly and severally, in the attached $4,700,000.00 Secured Promissory Note-A dated March 2, 1998.

                        ENTERPRISE ACQUISITION CORPORATION

                        By: _____________________________
                            Name:
                            Title:

             ENDORSEMENT TO $2,000,000.00 SECURED PROMISSORY NOTE-B

        FOR VALUE RECEIVED, the undersigned hereby endorses and joins as a Borrower, jointly and severally, in the attached $2,000,000.00 Secured Promissory Note-B dated March 2, 1998.

                       ENTERPRISE ACQUISITION CORPORATION

                       By: _____________________________
                           Name:
                           Title:

              ENDORSEMENT TO $4,000,000.00 SECURED PROMISSORY NOTE

        FOR VALUE RECEIVED, the undersigned hereby endorses and joins as a Borrower, jointly and severally, in the attached $4,000,000.00 Secured Promissory Note dated March 2, 1998.

                        ENTERPRISE ACQUISITION CORPORATION

                        By: _____________________________
                            Name:
                            Title: